UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2020

Palomar Holdings, Inc.
(Exact name of registrant as specified in its charter) Commission File Number: 001-38873

Delaware	83-3972551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500 La Jolla, California 92037
(Address of principal executive offices, including zip code)

(619) 567-5290
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLMR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 7, 2020, Palomar Holdings, Inc. (the “Company”) announced the preliminary unaudited financial information below, which consists of estimates derived from the Company’s internal books and records and which is subject to the completion of financial closing procedures, final adjustments and other developments which may arise between now and the time the financial results for the quarter ended December 31, 2019 are finalized. Therefore, actual results may differ materially from these estimates, and all of the preliminary estimates are subject to change. In addition, preliminary unaudited financial information for the Company’s three month period ended December 31, 2019 is not necessarily indicative of operating results for any future period.

Gross Written Premiums

For the three month period ended December 31, 2019, the Company had gross written premiums of approximately $71.0-72.5 million, an increase of approximately 63-67% compared to the same period in the year prior. Commercial business written premiums increased approximately 126-130% and residential business written premiums increased approximately 42-45% over the same period in the prior year.

Losses and Loss Adjustment Expenses

For the three month period ended December 31, 2019, the Company did not experience material losses from any catastrophe event.

The information contained under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

This Current Report on Form 8-K contains forward-looking statements as contemplated by the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. These statements are subject to risks and uncertainties, including those risks described in the Company’s filings with the Securities and Exchange Commission, that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. The Company does not undertake to update forward-looking statements except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR HOLDINGS, INC.

Date:	January 7, 2020	/s/ T. Christopher Uchida
T. Christopher Uchida
Chief Financial Officer
(Principal Financial and Accounting Officer)